UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  January 6, 2011

Far East Wind Power Corp.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-153472	27-0999493
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Wangzuo Center, West Tower, Suite 1608, Guanghua Road, Chaoyang District Beijing, China		100020
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 86 18621363580

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2011, James Crane resigned as chief financial officer of the Company, effective immediately. There was no disagreement or dispute between Mr. Crane and the Company which led to his resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAR EAST WIND POWER CORP.

Date: January 13, 2011	By:	/s/ Xiaobu Liu
Name: Xiaobu Liu
Title: Chief Executive Officer